Virtus KAR Small-Cap Growth Series

a series of Virtus Variable Insurance Trust

Supplement dated August 13, 2018 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated April 30, 2018

Important Notice to Investors

Effective September 28, 2018, Virtus KAR Small-Cap Growth Series will no longer be available to new insurance companies. Only insurance companies that have existing participation agreements to purchase the fund (effective prior to September 28, 2018) may continue to offer shares of the fund under variable accumulation annuity contracts and/or variable universal life insurance policies.

Investors should retain this supplement for future reference.

VVIT 8505/CloseSCGS (8/2018)